EXHIBIT 99.1

Kite Realty Group Trust
Investor Presentation
Information as of December 31, 2009

▪ Stable Operating Portfolio	▪ 55 Operating Properties in 9 states ▪ 91% leased ▪ Diverse tenant base ▪ 5 mile demographics: Population 120,000; Average HHI $83,000
▪ Increased Leasing Productivity	▪ 300,000 square feet of leases executed in Q4 2009 ▪ 700,000 square feet of leases executed in CY 2009 ▪ 14 Jr. Anchor new leases and renewals completed in 2009
▪ Proven Debt Management
▪ No remaining 2010 debt maturities
▪ $300 million of property refinancings and extensions since 3Q 2008
▪ Of the 2011 maturities, only 2 are CMBS loans totaling $20 million
▪ 82% of maturities through 2012 held by relationship lenders

▪ Mitigating Development Exposure
▪ Only two developments under construction - combined 73% leased
▪ Executed Whole Foods lease at Cobblestone Plaza in Florida
▪ Rent commencements 2010-2011
▪ Reduced development as % of gross RE assets 1800 bps since 12/07

Information as of December 31, 2009
COMPANY OVERVIEW

▪ Rent commencement on executed Jr anchor leases
▪ Jr anchor leases in negotiation
▪ Return to normal small shop occupancy
▪ Execute on the redevelopment pipeline
▪ Complete the current development pipeline
▪ Shadow pipeline potential
▪ Joint venture capital
GROWTH SOURCES

100%
80%
60%
40%
20%
59%
82%
90%
2008
2009
2010

KRG
LISTED
NYSE

▪ We have made a concerted effort to improve the quality and predictability of our FFO stream.
Real Estate Rental Operations as a Percent of FFO(1)
(1) 2010 as projected within the Company’s previously released earning’s guidance.
IMPROVING FFO QUALITY

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [1]	S&P Credit Rating [2]
1	Publix	6	5.2%	3.3%	n/a
2	PetSmart	6	2.6%	2.9%	BB
3	Lowe's Home Improvement	2	2.3%	2.5%	A+
4	Ross Stores	5	2.6%	2.4%	BBB
5	Dick's Sporting Goods	3	3.1%	2.3%	n/a
6	Marsh Supermarkets	2	2.2%	2.3%	n/a
7	Bed Bath & Beyond	5	2.4%	2.2%	BBB
8	Office Depot	5	2.3%	1.9%	B
9	Staples	4	1.6%	1.7%	BBB
10	HEB Grocery	1	1.9%	1.6%	n/a
	Total		**26.2%**	**23.1%**	

KRG
LISTED
NYSE

(1) Annualized base rent represents the monthly contractual rent for December 2009 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 2/19/10.
▪ Largest single retail tenant comprises only 3.3% of total annualized base rent
▪ Top 10 retail tenants account for only 23.1% of total annualized base rent
Information as of December 31, 2009
(unless otherwise noted)
DIVERSE TENANT BASE

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.9%
2.6%
3.3%
3.3%
4.0%
4.6%
4.9%
6.7%
7.2%
10.8%
15.1%
WRI
FRT
KRG
KIM
RPT
DDR
REG
AKR
IRC
EQY (1)
CDR (1)

KRG
LISTED
NYSE

Peer Group Assessment:

Top Tenant as a Percent of Annualized Base Rent
Kroger	Bed Bath Beyond	Publix	Home Depot	TJ Maxx	Wal-Mart/ Sam’s	Kroger	A&P	Supervalu	Publix	Giant Foods
(1) Information as of September 30, 2009.
Source: Company SEC filings.
Information as of December 31, 2009
(unless otherwise noted)
DIVERSE TENANT BASE

Operating Portfolio	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	49,501	121,571
2014 Est. Population	55,139	134,542
Projected Annual Growth	2.3%	2.1%
Average HH Income	$84,402	$83,469

Development Pipeline	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	60,042	155,798
2014 Est. Population	64,828	168,552
Projected Annual Growth	1.6%	1.6%
Average HH Income	$87,331	$87,676

KRG LISTED NYSE

Source: Applied Geographic Solutions.
▪ High quality assets with an average age of only eight years
▪ Approximately half of the current portfolio was developed by KRG
▪ Portfolio benefits from 100% non-owned anchor occupancy
▪ Strong household incomes surrounding operating portfolio and development pipelines
Portfolio Demographics Comparison
Operating Portfolio vs. Development Pipelines
STRONG DEMOGRAPHICS

KITE REALTY GROUP

22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.4%
10.4%
10.1%
8.9%
10.8%
12.2%
4.3%
8.4%
6.6%
4.3%
17.7%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter

KRG LISTED NYSE

(1) Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for December 2009 for each applicable property multiplied by 12.
▪ No more than 12.2% of total annualized rent is expected to rollover in any one year
▪ Higher 2011-2015 rollover defers renewal negotiations to a potentially stronger leasing environment
Percentage of Lease Expiration by Total Annualized Base Rent(1)
Information as of December 31, 2009
WELL-STAGGERED LEASE EXPIRATIONS

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
44.1%
48.0%
57.4%
60.9%
62.0%
63.4%
64.5%
65.0%
69.4%
70.6%
73.6%
EQY
FRT
KRG
WRI
RPT
REG
CDR
IRC
AKR
DDR
KIM

KRG
LISTED
NYSE

Peer Group Assessment:

Debt Plus Preferred as a Percent of Gross Assets
 (1) Source: KeyBanc Capital Markets Leaderboard, 2/19/2010.
  Calculation: Consolidated Debt / Total Consolidated Assets
MANAGING LEVERAGE

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$0
$55,000
$28,227
$13,549
$88,720
$77,800
$50,565
$58,751
$28,527
$31,540
$38,301
$170,314
2010
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility
Term Loan

KRG
LISTED
NYSE

Scheduled Debt Maturities (1)(2)(3)(4)
(1) Maturities exclude annual principal amortization.
(2) Includes effects of loan closings, payoffs, and commitments that occurred subsequent to December 31, 2009.
(3) Amount due in 2012 includes the outstanding balance on our unsecured revolving credit facility, and assumes exercise of available extension option.
(4) Dollars in thousands.
▪ Extended or refinanced all 2010 debt maturities by February 2010
▪ 2011 maturities are in process:
 ▪ Only 2 CMBS loans totaling $20 million
 ▪ 5 of 7 property loans held on balance sheet were underwritten with more stringent 2008-09 standards
▪ Approximately 82% of debt maturities through 2012 are held on balance sheet by relationship banks including unsecured term loan
MANAGING LEVERAGE

▪ Eddy Street Commons at Notre Dame
 ▪ 72% pre-leased or committed
 ▪ 79% of projected costs incurred

Current Development Pipeline - Two Projects
Information as of December 31, 2009
▪ Capital Summary (Dollars in thousands)
 ▪ Eddy Street Estimated Project Costs:      $35,000
 ▪ Cobblestone Plaza Estimated Project Costs:          $52,000
 ▪ Total Cost Incurred as of 12/31/09:                    ($72,811)
 ▪ Remaining Cost to be Spent:                                                           $14,189
▪ Cobblestone Plaza, Ft. Lauderdale, FL
 ▪ 74% pre-leased with Whole Foods executed lease
 ▪ 87% of projected costs incurred
REDUCING DEVELOPMENT

50%
45%
40%
35%
30%
25%
20%
15%
42%
32%
24%
YE 2007
YE 2008
YE 2009

KRG
LISTED
NYSE

▪ Ongoing effort to reduce the size of our development pipeline.
Total Development Pipeline as a Percent of Gross Real Estate Assets (1)(2)
(1) Development Pipeline includes Current Developments, Redevelopments and Shadow Pipeline with the Company’s share of Parkside Town Commons reflected at 20%.
(2) Also includes unconsolidated Gross Real Estate Assets with the Company’s share of Parkside Town Commons reflected at 20%.
REDUCING DEVELOPMENT

Company	Price 2/24/2010	Consensus Estimate [1]	Multiple
Federal Realty	$68.62	$3.83	17.9x
Equity One, Inc	$18.50	$1.10	16.8x
Acadia Realty Trust	$16.81	$1.01	16.6x
Regency Centers Corp	$34.23	$2.23	15.3x
Kimco Realty Corporation	$13.80	$1.11	12.4x
Weingarten Realty	$20.34	$1.66	12.3x
Inland Real Estate Corp	$8.65	$0.87	9.9x
Developers Diversified	$10.38	$1.09	9.5x
Cedar Shopping Centers	$6.62	$0.76	8.7x
Ramco Gershenson	$9.78	$1.26	7.8x
Average			**12.7x**
Kite Realty Group	**$4.20**	**$0.45**	**9.3x**
Priced with Average Multiple	**$5.73**		**12.7x**
Current Discount	**-26.7%**		

KRG LISTED NYSE

▪ Assuming a peer group average
 multiple of 12.7x, our stock is
 trading at a 27% discount
 (1) Source: Thomson mean 2010 estimate as of February 24, 2010.

Peer Group Assessment:

FFO Multiple
PEER GROUP ANALYSIS

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
41.1%
55.4%
57.1%
60.5%
61.0%
67.1%
71.1%
78.4%
81.5%
82.5%
RPT
CDR
KRG
AKR
WRI
IRC
KIM
REG
EQY
FRT

KRG
LISTED
NYSE

Peer Group Assessment:

2009 AFFO PAYOUT RATIO
 (1) Source: Company filings and KeyBanc Capital Markets Leaderboard, 2/19/10.
PEER GROUP ANALYSIS

12.0%
10.0%
8.0%
6.0%
4.0%
6.4%
7.2%
7.6%
7.7%
8.0%
8.1%
8.1%
8.6%
AKR
EQY
Peer Average
WRI
REG
KIM
DDR
KRG

KRG
LISTED
NYSE

Peer Group Analysis:

Implied Cap Rate
 (1) Source: Citigroup Investment Research, 2/24/2010.
▪ Using the peer group average implied cap rate of 7.6%, KRG is trading at a 23% discount
▪ KRG Share Price 2/24/10: $4.20
▪ KRG Share Price using 7.6% implied cap rate: $5.45
PEER GROUP ANALYSIS

2010 FFO Guidance
▪ Estimated FFO guidance range of $0.42 to $0.47 per diluted share
▪ Includes the full year effect of the May 2009 common equity offering;
▪ Portfolio leased percentage ranging from 90% to 92% at December 31, 2010;
▪ A decrease in same property net operating income ranging from 0.0% to 2.0%;
▪ An interest rate environment consistent with the current forward yield curve for one month LIBOR and the 10-year US Treasury note;
▪ Transactional FFO ranging from $0.01 to $0.03 on a pretax basis;
▪ General and administrative expense ranging from approximately $5.5 million to $5.8 million;
▪ No material acquisition or disposition activity;
▪ Construction and service fee net margin ranging from $0.01 to $0.03 on a pretax basis.
GUIDANCE

DISCLAIMER
 Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
 forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the ability of tenants to pay rent; the competitive environment in which the Company operates;
 financing risks, including access to capital at desirable terms; the risk that the Company’s assumptions related to its 2010 net income and FFO guidance change; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks; potential environmental and other liabilities; risks related to property impairments; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange
 Commission, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.